Exhibit 99.1

ACQUISITION AGREEMENT

by and among

GOLDEN IVY LIMITED

a company organized and existing
under the laws of the British Virgin Islands

and

THE SHAREHOLDERS OF GOLDEN IVY LIMITED

on the one hand, and

CHINA CARBON GRAPHITE GROUP, INC.,
a Nevada corporation

on the other hand

December 23, 2013

ACQUISITION AGREEMENT

This Acquisition Agreement, dated as of December 23, 2013 (this “Agreement”), is made and entered into by and among Golden Ivy Limited, a British Virgin Islands company (“BVI Co.”), and the shareholders of BVI Co. (each a “Shareholder” and collectively the “Shareholders”) listed on Schedule I attached hereto (the “Schedule”), on the one hand; and China Carbon Graphite Group, Inc., a public reporting Nevada corporation (OTCBB:CHGI) (“China Carbon”), on the other hand.

RECITALS

WHEREAS, BVI Co. owns 100% of Royal Elite International Limited (“HK Co.”) which is a company incorporated under laws of Hong Kong Special Administrative Region (“Hong Kong”);

WHEREAS, HK Co. owns 100% of Royal Elite New Energy Science & Technology (Shanghai) Co., Ltd. (“WFOE”) which is a wholly foreign-owned enterprise under the laws of the Peoples’ Republic of China (“PRC” or “China”);

WHEREAS, each Shareholder owns such number of ordinary shares of BVI Co. as set forth in the Schedule, which shares in the aggregate constitute 100% of the issued and outstanding capital stock of BVI Co. (collectively the “BVI Shares”), and each Shareholder desires to sell, assign and transfer such Shareholder’s portion of the BVI Shares to China Carbon;

WHEREAS, China Carbon desires to purchase and acquire from each Shareholder such Shareholder’s portion of the BVI Shares in exchange for such number of shares of common stock of China Carbon, par value $0.001 per share (“Common Stock”), as set forth in the Schedule, pursuant to the terms and conditions of this Agreement;

WHEREAS, China Carbon and Shareholders intend that upon consummation of the transactions contemplated by this Agreement, BVI Co. will become a wholly-owned subsidiary of China Carbon; and

WHEREAS, BVI Co. is made a party to this Agreement for the sole purpose of making certain representations, warranties, covenants, indemnifications and/or agreements as set forth hereinafter;

AGREEMENT

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1
THE ACQUISITION

1.1           The Acquisition.  Upon the terms and subject to the conditions hereof, at the Closing (as hereinafter defined), Shareholders and China Carbon shall do the following (the “Acquisition”):

(a)            Each Shareholder will sell, convey, assign, transfer and deliver to China Carbon one or more stock certificates representing such Shareholder’s portion of the BVI Shares as set forth in the Schedule, which with the portions of the BVI Shares of all other Shareholders shall collectively constitute 100% of the issued and outstanding shares of BVI Co., each accompanied by a properly executed and authenticated stock power.

(b)           As consideration for each Shareholder’s portion of the BVI Shares, China Carbon will issue to such Shareholder (or such Shareholder’s designee(s)) the number of shares of Common Stock set forth opposite such Shareholder’s name in the Schedule(collectively along with the shares to be issued to all other Shareholders, the “China Carbon Shares”).

1.2           Closing Date. The closing of the Acquisition (the “Closing”) shall take place as soon as practicable upon the parties’ execution of this Agreement, and prior to December 31, 2013, or on such other date as may be mutually agreed upon by the parties.  Such date is referred to herein as the “Closing Date.”

1.3           Taking of Necessary Action; Further Action.   If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties hereto will take all such lawful and necessary action.

1.4           Certain Definitions.   The following capitalized terms as used in this Agreement shall have the respective definitions:

(i)             “Material Adverse Effect” means an adverse effect on either China Carbon or BVI Co. resulting from the consummation of the Transaction, or on their respective financial condition, results of operations or business, before or after the consummation of the Transaction, which as a whole is or would be considered material to an investor in the securities of China Carbon.

(ii)            “knowledge” shall mean the actual knowledge of the officers, directors or advisors of the party in question.

(iii)           “United States” means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(iv)           “U.S. Person” as defined in Regulation S means: (i) a natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and (viii) a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts).

(v)            “Non-U.S. Person” means any person who is not a U.S. Person or is deemed not to be a U.S. Person under Rule 902(k)(2).

(vi)           “Restricted Period” shall have the meaning set forth in Section 3.4(b)(vi).

(vii)          “Transaction” shall mean the transactions contemplated by this Agreement, including the Acquisition.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF BVI CO. AND SHAREHOLDERS

BVI Co. and each Shareholder hereby represent and warrant to China Carbon, jointly and severally, as of the date hereof and as of the Closing Date (unless otherwise indicated), as follows:

2.1           Organization.  Each of BVI Co., HK Co. and WFOE has been duly incorporated, validly exists as incorporated entity and is in good standing under the laws of its jurisdiction of incorporation, and has the requisite power to carry on its business as now conducted.

2.2           Capitalization.  The authorized capital stock of BVI Co. consists of 50,000 ordinary shares, $1.00 par value, of which at the Closing, no more than five hundred (500) shares shall be issued and outstanding.  The authorized share capital of HK Co. consists of 10,000 ordinary shares, HK$ 1.00 par value, of which at the Closing, no more than 10,000 shares shall be issued and outstanding.  The registered capital of WFOE is US$ 425,000.  As of the Closing, all of the foregoing issued shares (and registered capital in the case of WFOE) are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.  There are no voting trusts or any other agreements or understandings with respect to the voting of the capital stock of BVI Co., HK Co. or WFOE.

2.3           Certain Corporate Matters.  Each of BVI Co., HK Co. and WFOE is duly qualified to do business as an incorporated entity and is in good standing under the laws of its jurisdiction of incorporation, and in each other jurisdiction in which the ownership of its property or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a Material Adverse Effect on its financial condition, results of operations or business.  Each of BVI Co., HK Co. and WFOE has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

2.4           Authority Relative to this Agreement.  BVI Co. has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance of this Agreement by BVI Co. and the consummation by BVI Co. of the Transaction have been duly authorized by the Board of Directors of BVI Co. and no other actions on the part of BVI Co. are necessary to authorize this Agreement or the Transaction. This Agreement has been duly and validly executed and delivered by BVI Co. and constitutes a valid and binding agreement of BVI Co., enforceable against BVI Co. in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

2.5           Consents and Approvals; No Violations.  Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by BVI Co. of the Transaction.  Neither the execution and delivery of this Agreement by BVI Co. nor the consummation by BVI Co. of the Transaction, nor compliance by BVI Co. with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or Bylaws of BVI Co., HK Co. or WFOE, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which BVI Co., HK Co. or WFOE is a party or by which they any of their respective properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to BVI Co., HK Co. or WFOE, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to China Carbon taken as a whole.

2.6           Books and Records. The books and records of BVI Co., HK Co. and WFOE delivered to China Carbon prior to the Closing fully and fairly reflect the transactions to which each of them is a party or by which it or its properties are bound.

2.7           Intellectual Property.  BVI Co. has no knowledge of any claim that, or inquiry as to whether any product, activity or operation of BVI Co., HK Co. or WFOE infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened.

2.8           Litigation.  None of BVI Co., HK Co. or WFOE is not subject to any judgment or order of any court or quasi-judicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against any of them.  None of BVI Co., HK Co. or WFOE is a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of BVI Co., HK Co. or WFOE, and BVI Co. has no knowledge of no basis for such actions, suits, proceedings or investigations.  There are no unsatisfied judgments, orders, decrees or stipulations affecting BVI Co., HK Co. or WFOE, or to which any of them is a party.

2.9           Legal Compliance.  To the best knowledge of BVI Co., no claim has been filed against BVI Co., HK Co. or WFOE alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof.  Each of BVI Co., HK Co. and WFOE holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of their respective businesses as presently conducted.

2.10           Contracts.  BVI Co. has delivered to China Carbon copies of the material contracts of each of BVI Co., HK Co. and WFOE (collectively the “Contracts”).   The copies of each of the Contracts delivered are accurate and complete.  Each Contract is in full force and effect and constitutes a legal, valid and binding obligation of, and is legally enforceable against, the respective parties thereto.  There is no material default with respect to any such contract which will give rise to liability in respect thereof on the part of BVI Co., HK Co. or WFOE, or the other parties thereto.  No notice of default or similar notice has been given or received by any of BVI Co., HK Co. or WFOE under any of such Contracts.

2.11           Disclosure. The representations and warranties and statements of fact made by BVI Co. and/or Shareholder in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

Each Shareholder hereby represents and warrants to China Carbon as of the date hereof and as of the Closing Date (unless otherwise indicated), as follows:

3.1           Ownership of the BVI Shares.  Such Shareholder owns, beneficially and of record, good and marketable title to such Shareholder’s portion of the BVI Shares as set forth in the Schedule, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or shareholder agreements, which such Shareholder shall convey to China Carbon at the Closing.  Such Shareholder represent that such Shareholder has no right or claims whatsoever to any other shares of the capital stock of BVI Co., and does not have any options, warrants or any other instruments entitling such Shareholder to exercise to purchase or convert into shares of the capital stock of BVI Co.

3.2           Authority Relative to this Agreement.  This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

3.3           Restricted Securities.  Such Shareholder (and for such Shareholder’s designee(s) if any) acknowledge that the China Carbon Shares will not be registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities laws, that the China Carbon Shares will be characterized as “restricted securities” under federal securities laws, and that under such laws and applicable regulations the China Carbon Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.  In this regard, such Shareholder is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

3.4           Status of Shareholder.  Each of such Shareholder and such Shareholder’s designee(s), if any, is one of the following, as indicated on the signature page of such Shareholder forming a part of this Agreement:

(a)           Accredited Investor Under Regulation D.  Each of such Shareholder and such Shareholder’s designee(s) is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, an excerpt of which is included in the attached Annex A; or

(b)           Non-U.S. Person Under Regulation S.  Each of such Shareholder and such Shareholder’s designee(s):

(i)             is not a “U.S. person” as defined by Rule 902 of Regulation S promulgated under the Securities Act, was not organized under the laws of any U.S. jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act;

(ii)            at the time of Closing, was located outside the United States;

(iii)           was not offered the China Carbon Shares within the United States;

(iv)           is either (a) acquiring the China Carbon Shares for his or her or its own account for investment purposes and not with a view towards distribution, or (b) acting as agent for a principal that has signed this Agreement or has delivered representations and warranties substantially similar to this Section 3.4(b);

(v)           shall make all subsequent offers and sales of the China Carbon Shares outside the United States in compliance with Rule 903 of Rule 904 of Regulation S, pursuant to registration of the China Carbon Shares under the Securities Act, or pursuant to an exemption from such registration; and understands the conditions of the exemption from registration afforded by section 4(l) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on such exemption.

(vi)           will not resell the China Carbon Shares to U.S. Persons or within the United States until after the end of the one (1) year period commencing on the date of Closing (the “Restricted Period”);

(vii)          shall not and hereby agrees not to enter into any short sales with respect to any Common Stock at any time after such Shareholder’s execution of this Agreement and prior to the expiration of the Restricted Period;

(viii)         understands that the China Carbon Shares are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that the parties to this Agreement are relying upon the truth and accuracy of his or her or its representations, warranties, agreements, acknowledgments and understanding set forth herein in order to determine the applicability of such provisions; and agrees to notify China Carbon of any events which would cause such representations and warranties to be untrue or breached at any time after such Shareholder’s execution of this Agreement and prior to the expiration of the Restricted Period;

(ix)           shall provide a written confirmation or other written notice to any distributor, dealer, or person receiving a selling concession, fee, or other remuneration in respect of the Carbon China Shares stating that such purchaser is subject to the same restrictions on offers and sales that apply to him or her or it in the event of resale of the China Carbon Shares to non-U.S. Persons outside of the U.S. during the Restricted Period, and shall require any such purchaser to provide such written confirmation or other notice upon resale during the Restricted Period;

(x)            has not engaged, nor is aware that any party has engaged, and will not engage or cause any third party to engage in any “directed selling” efforts (as such term is defined in Regulation S) in the United States with respect to the China Carbon Shares;

(xi)           is not a “distributor” as such term is defined in Regulation S, and it is not a “dealer” as such term is defined in the Securities Act;

(xii)           has not taken any action that would cause any of the parties to this Agreement to be subject to any claim for commission or other or remuneration by any broker, finder, or other person; and

(xiii)           hereby represents that he or she or it has satisfied fully observed of the laws of the jurisdiction in which he or she or it is located or domiciled, in connection with the acquisition of the China Carbon Shares or this Agreement, including (i) the legal requirements of such jurisdiction for the purchase and acquisition of the China Carbon Shares, (ii) any foreign exchange restrictions applicable to such purchase and acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the China Carbon Shares; and further, agrees to continue to comply with such laws as long as he or she or it shall hold any China Carbon Shares.

3.5           Investment Risk.  Such Shareholder (and for such Shareholder’s designee(s), if any) are able to bear the economic risk of acquiring the China Carbon Shares pursuant to the terms of this Agreement, including a complete loss of such investment in the China Carbon Shares.

3.6           Restrictive Legends.  Such Shareholder (and for such Shareholder’s designee(s), if any) acknowledges that the certificate(s) representing the China Carbon Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form, corresponding to such Shareholder’s (of such Shareholder’s designee’s) status as set forth in Section 3.4 and the signature pages hereto:

                                (a)            REGULATION D LEGEND:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

                                (b)           REGULATION S LEGEND:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION; HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

3.7           Broker’s Fees.  Such Shareholder and anyone on such Shareholder’s behalf has no liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder’s fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF CHINA CARBON

China Carbon hereby represents and warrants to Shareholders as of the date hereof and as of the Closing Date (unless otherwise indicated), as follows:

4.1           Organization.  China Carbon is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

4.2           Capitalization.  China Carbon’s authorized capital stock consists of 100,000,000 shares of Common Stock, of which 26,342,518 shares are and shall be issued and outstanding immediately prior to the Closing.  When issued pursuant to this Agreement, the China Carbon Shares will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights.  There are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which China Carbon is a party or which are binding upon China Carbon providing for the issuance by China Carbon or transfer by China Carbon of additional shares of China Carbon’s capital stock and China Carbon has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of China Carbon.  There are no voting trusts or any other agreements or understandings with respect to the voting of China Carbon’s capital stock.  There are no obligations of China Carbon to repurchase, redeem or otherwise require any shares of its capital stock as of the Closing.

4.3           Authority Relative to this Agreement.  China Carbon has the requisite power and authority to enter into this Agreement and carry out its obligations hereunder.  The execution, delivery and performance of this Agreement by China Carbon and the consummation of the Transaction have been duly authorized by the Board of Directors of China Carbon, and no other actions on the part of China Carbon are necessary to authorize this Agreement or the Transaction.  This Agreement has been duly and validly executed and delivered by China Carbon and constitutes a valid and binding obligation of China Carbon , enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

4.4           Consents and Approvals; No Violations.  Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by China Carbon of the Transaction.  Neither the execution and delivery of this Agreement by China Carbon nor the consummation by China Carbon of the Transaction, nor compliance by China Carbon with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or Bylaws of China Carbon, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which China Carbon is a party or by which they any of their respective properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to China Carbon, or any of their respective properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to China Carbon taken as a whole.

4.5           Broker’s Fees.  Neither China Carbon, nor anyone on its behalf has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder’s fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

4.6           Listing and Maintenance Requirements.  The Common Stock is currently quoted on the OTC Bulletin Board and China Carbon has not, in the 12 months preceding the date hereof, received any notice from the OTC Bulletin Board or the NASD or any trading market on which the Common Stock is or has been listed or quoted to the effect that China Carbon is not in compliance with the quoting, listing or maintenance requirements of the OTCBB or such other trading market.  China Carbon is, and has no reason to believe that it will not, in the foreseeable future continue to be, in compliance with all such quoting, listing and maintenance requirements.

4.7           Disclosure.  The representations and warranties and statements of fact made by China Carbon in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

ARTICLE 5
INDEMNIFICATION

5.1           Survival of Representations, Warranties, Covenants and Agreements.  Unless otherwise provided, all of the representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the Transaction and shall continue in full force and effect until the date that is twelve (12) months from the Closing Date.  Notwithstanding the foregoing, (i) any representation or warranty that would otherwise terminate in accordance with the immediately preceding sentence shall survive and continue in full force and effect if a notice shall have been timely given under Section 5.6 or 5.7 (as applicable) on or prior to such termination date, until the related claim for indemnification has been satisfied or otherwise resolved as provided in this Section 5, (ii) the obligations of Shareholders to indemnify and hold harmless any Buyer Indemnified Party for any claims (A) arising from breach by Shareholders of any covenants set forth herein, and (B) based on fraud or intentional misconduct by Shareholders (the “Seller Misconduct Claims”), and (iii) the obligations of China Carbon to indemnify and hold harmless any Seller Indemnified Party for any claims (A) arising from breach by China Carbon of any covenants set forth herein, and (B) based on fraud or intentional misconduct by China Carbon (the “Buyer Misconduct Claims”), shall not terminate.

5.2           Indemnification by Shareholders.  Shareholders shall, jointly and severally, indemnify and hold harmless China Carbon and its affiliates, officers, directors, managers, equity holders, parents, subsidiaries, partners, employees, agents and representatives, and any person claiming by or through any of them (each, a “Buyer Indemnified Party”), against and in respect of any and all claims, costs, expenses, damages, liabilities, losses or deficiencies (including reasonable attorneys’ fees and other costs and expenses incident to any suit, action or proceeding) (“Damages”) arising out of, resulting from, or incurred in connection with: (a) any inaccuracy or breach in any representation or warranty made by Shareholders or BVI Co. in this Agreement or certificate delivered pursuant hereto; (b) the breach by Shareholders of any covenant or agreement to be performed by her hereunder; (c) any Seller Misconduct Claims, (d) Shareholders’ expenses in connection with the Transaction, and (e) any litigation or other legal proceeding of any nature against Shareholders in connection with or arising from or related to the BVI Shares commenced, or filed in respect of claims arising or accruing, prior to the Closing Date.

5.3           Indemnification by China Carbon.  Subject to the other provisions in this Section 5, China Carbon shall indemnify and hold harmless Shareholders and their affiliates, employees, agents and representatives, and any person claiming by or through any of them (each, a “Seller Indemnified Party”), against and in respect of any and all Damages arising out of, resulting from, or incurred in connection with: (a) any inaccuracy or breach of any representation or warranty made by China Carbon in this Agreement or certificate delivered pursuant hereto; (b) the breach by China Carbon of any covenant or agreement to be performed by it hereunder, (c) any Buyer Misconduct Claims, and (d) China Carbon’s expenses in connection with the Transaction.

5.4           Special Definitions.  Any person providing indemnification pursuant to the provisions of this Section 5 is hereinafter referred to as an “Indemnifying Party.”  A Seller Indemnified Party or a Buyer Indemnified Party, as applicable, is hereinafter referred to as an “Indemnified Party.”

5.5           Limitations.  Except with respect to claims for equitable relief, including specific performance, made with respect to breaches of any covenant or agreement contained in this Agreement, or claims arising out of fraud or intentional misrepresentation, the rights of the Indemnified Parties under this Section 5 shall be the sole and exclusive remedies of the Indemnified Parties with respect to claims covered by Section 5.2 or Section 5.3 or otherwise relating to the transactions that are the subject of this Agreement.

5.6           Procedures for Third-Party Claims.  In the case of any claim for indemnification arising from a claim of a third party which claim results in a payment to such third party (a “Third-Party Claim”), an Indemnified Party shall give prompt written notice to the Indemnifying Party of any claim or demand for which such Indemnified Party has knowledge and as to which it may request indemnification hereunder (provided, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless, and then solely to the extent, the Indemnifying Party is prejudiced thereby).  Except as otherwise provided herein, the Indemnifying Party shall have the right to defend and to direct the defense against any such Third-Party Claim, in its name or in the name of the Indemnified Party, as the case may be, at the expense of the Indemnifying Party, and with counsel selected by the Indemnifying Party; provided, however, that the Indemnifying Party shall not be entitled to assume the defense or control of a Third-Party Claim and shall pay the fees and expenses of counsel retained by the Indemnified Party if (a) the Indemnifying Party does not acknowledge to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to all elements of such claim within thirty (30) days of receipt of written notice of such indemnity claim from the Indemnified Party, (b) such Third-Party Claim seeks an order, injunction or other equitable relief against the Indemnified Party, (c) such Third-Party Claim involves any criminal proceeding, action, indictment, allegation or investigation against the Indemnified Party, or (d) counsel to the Indemnified Party shall have reasonably concluded that (i) there is a material conflict of interest between the Indemnified Party and the Indemnifying Party in the conduct of the defense of such Third-Party Claim, or (ii) the Indemnified Party has one or more defenses not available to the Indemnifying Party; provided further, that in the event any Third-Party Claim is brought or asserted which, if decided against the Indemnified Party, would not entitle the Indemnified Party to full indemnity pursuant to this Section 5, for any reason, the Indemnified Party may elect to participate in a joint defense of such Third-Party Claim for which the expenses of such joint defense will be shared equitably by such Parties and the retention of counsel shall be reasonably satisfactory to both Parties.  Notwithstanding anything in this Agreement to the contrary, the Indemnified Party shall, at the expense of the Indemnifying Party, cooperate with the Indemnifying Party, and keep the Indemnifying Party fully informed, in the defense of such Third-Party Claim.  The Indemnified Party shall have the right to participate in the defense of any Third-Party Claim with counsel employed at its own expense; provided, however, that, in the case of any Third-Party Claim described in clause (a), (b) or (c) above or as to which the Indemnifying Party shall not in fact have employed counsel to assume the defense of such Third-Party Claim, the reasonable fees and disbursements of such counsel shall be at the expense of the Indemnifying Party.  No compromise or settlement of any Third-Party Claim may be effected by the Indemnifying Party without the Indemnified Party’s consent (which shall not be unreasonably withheld, conditioned or delayed) unless (A) there is no finding or admission of any violation of Law and no effect on any other claims that may be made against such Indemnified Party or its Affiliates, and (B) each Indemnified Party that is party to such Third-Party Claim is fully and unconditionally released from liability with respect to such claim.  The Indemnifying Party shall have no indemnification obligations with respect to any Third-Party Claim which shall be settled by the Indemnified Party without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

5.7           Procedures for Inter-Party Claims.  In the event that an Indemnified Party determines that it has a claim for Damages against an Indemnifying Party hereunder other than as a result of a Third-Party Claim (an “Inter-Party Claim”), the Indemnified Party shall give reasonably prompt written notice thereof to the Indemnifying Party, specifying the amount of such claim (to the extent then reasonably determinable by the Indemnified Party) and any relevant facts and circumstances relating thereto (provided, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless, and then solely to the extent, the Indemnifying Party is prejudiced thereby).  The Indemnified Party shall provide the Indemnifying Party with reasonable access to its books and records for the purpose of allowing the Indemnifying Party a reasonable opportunity to verify any such claim for Damages.  The Indemnifying Party shall notify the Indemnified Party within thirty (30) days following its receipt of such notice if the Indemnifying Party disputes its liability to the Indemnified Party under this Section 5.  If the Indemnifying Party does not so notify the Indemnified Party, the claim specified by the Indemnified Party in such notice shall be conclusively deemed to be a liability of the Indemnifying Party under this Section 7, and the Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion of the claim) is estimated, on such later date when the amount of such claim (or such portion of such claim) is finally determined by the Indemnified Party.  If the Indemnifying Party has timely disputed its liability with respect to such claim as provided above, the Indemnifying Party and the Indemnified Party shall negotiate in good faith to resolve such dispute. If the Indemnified Party and the Indemnifying Party are unable to resolve the dispute, then the Indemnified Party may seek any remedy at Law or in equity to enforce its indemnity claim, in accordance with the terms and conditions of this Agreement.

5.8           Payment of Damages.  Promptly and in any event within five (5) Business Days following the final determination of the amount of any Damages payable to an Indemnified Party pursuant to this Section 5, the Indemnifying Party shall pay the Indemnified Party the amount of such Damages in cash.

5.9           Other Indemnification Provisions.  Notwithstanding anything to the contrary in the balance of this Section 5, following the Closing:

(a)           The amount of any Damages for which indemnification is provided under this Agreement shall be net of any amounts (i) actually recovered, or (ii) which are covered by and are recoverable, on a commercially reasonable basis, by the Indemnified Party under, insurance policies in effect and applicable to such Damages or from other third parties; provided, that if the Indemnified Party submits a claim under applicable insurance policies and diligently pursues such claim, the Indemnified Party may not receive indemnification payments from the Indemnifying Party prior to final disposition of the insurance claims.

(b)           Any payment or indemnity required to be made pursuant to Section 5.2 or Section 5.3 shall be adjusted to take into account any reduction in Taxes realized by the Indemnified Party (which term shall, for purposes of this paragraph, include the ultimate payer of Taxes in the case of an Indemnified Party that is a branch or disregarded entity or other pass-through entity for any Tax purpose) as a result of the Damages giving rise to the payment or indemnity.

(c)           Except with respect to claims relating to fraud and/or intentional misconduct, each of China Carbon and Shareholders agree it may not seek punitive, exemplary, special incidental or consequential damages (other than reimbursement of such damages obtained by a third party) as to any matter under, relating to or arising out of this Agreement (including seeking damages under any loss of profit theory or purchase price multiplier calculations).

(d)           Except for such equitable remedies as may be specifically provided for in this Agreement, China Carbon and Shareholders agree that the indemnification provisions in this Section 5 are intended to constitute the exclusive remedy following the Closing as to all Damages that either may occur arising from or relating to the Transaction, and each of China Carbon and Shareholders hereby waive, to the full extent it may do so, any other rights or remedies that may arise under applicable Law.

ARTICLE 6
COVENANTS OF THE PARTIES

6.1           Corporate Examinations and Investigations.  Prior to the Closing, China Carbon shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of BVI Co., HK Co. and WFOE as China Carbon may request.  In order that China Carbon may have the full opportunity to do so, Shareholders shall furnish China Carbon and its representatives during such period with all such information concerning the affairs of BVI Co., HK Co. and WFOE as China Carbon or its representatives may reasonably request and cause BVI Co. , HK Co. and WFOE, and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with China Carbon’s representatives in connection with such review and examination and to make full disclosure of all information and documents requested by China Carbon and/or its representatives.  Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at BVI Co.’s premises, with copies thereof to be provided to China Carbon and/or its representatives upon request.  No information or knowledge obtained by China Carbon in any investigation pursuant to this Section 6.1 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transaction.

6.2           Cooperation; Consents.  Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Transaction and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

6.3           Conduct of Business.  Subject to the provisions hereof, from the date hereof through the Closing, each of BVI Co., HK Co. and WFOE shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of China Carbon.  Without the prior written consent of China Carbon or Shareholders, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

               6.4             Litigation.    From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a Material Adverse Effect on China Carbon.

               6.5             Notice of Default.  From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party’s representations or warranties herein.

               6.6             Confidentiality.  Any confidentiality agreement or letter of intent previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement.  Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of consummating the Transaction.  Such confidentiality obligations will not apply to (i) information which was known to the one party or their respective agents prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; and (iv) disclosure required by law.   In the event this Agreement is terminated as provided in Article 8 hereof, each party will return or cause to be returned to the other all documents and other material obtained from the other in connection with the Transaction.

6.7           Public Disclosure.  Except to the extent previously disclosed or to the extent the parties believe that they are required by applicable law or regulation to make disclosure, prior to Closing, no party shall issue any statement or communication to the public regarding the transaction contemplated herein without the consent of the other party, which consent shall not be unreasonably withheld.  To the extent a party hereto believes it is required by law or regulation to make disclosure regarding the Transaction, it shall, if possible, immediately notify the other party prior to such disclosure.  Notwithstanding the foregoing, the parties hereto agree that China Carbon will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement and that any party hereto may file any reports as required by the Exchange Act including, without limitation, any reports on Schedule 13D.

6.9           Assistance with Post-Closing SEC Reports and Inquiries.  Upon the reasonable request of China Carbon, after the Closing Date, each Shareholder shall use reasonable best efforts to  provide such information available to such Shareholder, including information, filings, reports, financial statements or other circumstances of BVI Co., HK Co. and/or WFOE occurring, reported or filed prior to the Closing, as may be necessary or required by China Carbon for the preparation of the post-Closing Date reports that China Carbon is required to file with the SEC to remain in compliance and current with its reporting requirements under the Exchange Act, or filings required to address and resolve matters as may relate to the period prior to the Closing and any SEC comments relating thereto or any SEC inquiry thereof.

ARTICLE 7
CONDITIONS TO CLOSING

7.1           Conditions to Obligations of Shareholders.  The obligations of each Shareholder under this Agreement shall be subject to each of the following conditions:

(a)           Closing Deliveries.  At the Closing, China Carbon shall have delivered or caused to be delivered to such Shareholder the following:

(i)             resolutions duly adopted by the Board of Directors of China Carbon authorizing and approving the Transaction and the execution, delivery and performance of this Agreement;

(ii)            stock certificates representing such Shareholder’s portion of the China Carbon Shares to be delivered pursuant to this Agreement registered with the names set forth in the Schedule;

(iii)           this Agreement duly executed by China Carbon; and

(iv)           such other documents as such Shareholder may reasonably request in connection with the Transaction.

(b)           Representations and Warranties to be True.    The representations and warranties of China Carbon herein contained shall be true in all material respects at the Closing with the same effect as though made at such time.  China Carbon shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

7.2           Conditions to Obligations of China Carbon.  The obligations of China Carbon under this Agreement shall be subject to each of the following conditions:

(a)           Closing Deliveries.  On the Closing Date, Shareholders shall have delivered to China Carbon the following:

(i)             this Agreement duly executed by BVI Co. and Shareholders;

(ii)            stock certificates representing the BVI Shares to be delivered pursuant to this Agreement duly endorsed or accompanied by duly executed stock powers;

(iii)           such other documents as China Carbon may reasonably request in connection with the Transaction.

(b)           Representations and Warranties True and Correct.    The representations and warranties of BVI Co. and Shareholders herein contained shall be true in all material respects at the Closing with the same effect as though made at such time.  BVI Co. and Shareholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

ARTICLE 8
TERMINATION

8.1           This Agreement may be terminated at any time prior to the Closing:

(a)            by mutual written agreement of China Carbon and Shareholders;

(b)            by either China Carbon or Shareholders if the Transaction shall not have been consummated for any reason by December 31, 2013; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Transaction to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c)            by either China Carbon or Shareholders if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction, which order, decree, ruling or other action is final and non-appealable;

(d)            by Shareholders upon a material breach of any representation, warranty, covenant or agreement on the part of China Carbon set forth in this Agreement, or if any representation or warranty of China Carbon shall have become materially untrue, in either case such that the conditions set forth in Section 7.1 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in China Carbon’s representations and warranties or breach by China Carbon is curable prior to the Closing Date, then Shareholders may not terminate this Agreement under this Section 8.1(d) for thirty (30) days after delivery of written notice from Shareholders to China Carbon of such breach, provided China Carbon continues to exercise commercially reasonable efforts to cure such breach (it being understood that Shareholders may not terminate this Agreement pursuant to this Section 8.1(d) if it shall have materially breached this Agreement or if such breach by China Carbon is cured during such thirty (30) day period); or

(e)            by China Carbon, upon a material breach of any representation, warranty, covenant or agreement on the part of BVI Co. or Shareholders set forth in this Agreement, or if any representation or warranty of BVI Co. or Shareholders shall have become materially untrue, in either case such that the conditions set forth in Section 7.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in BVI Co.’s or Shareholders' representations and warranties or breach by BVI Co. or Shareholders are curable by BVI Co. or Shareholders prior to the Closing Date, then China Carbon may not terminate this Agreement under this Section 8.1(e) for thirty (30) days after delivery of written notice from China Carbon to BVI Co. and Shareholders of such breach, provided BVI Co. and Shareholders continue to exercise commercially reasonable efforts to cure such breach (it being understood that China Carbon may not terminate this Agreement pursuant to this Section 8.1(e) if it shall have materially breached this Agreement or if such breach by BVI Co. or Shareholders are cured during such thirty (30) day period).

8.2           Notice of Termination; Effect of Termination.  Any termination of this Agreement under Section 8.1 above will be effective immediately upon (or, if the termination is pursuant to Section 8.1(d) or 8.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto.  In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Transaction shall be abandoned, except as set forth in this Article 8 and in Article 9 (General Provisions), each of which shall survive the termination of this Agreement.

ARTICLE 9
GENERAL PROVISIONS

9.1           Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth on the signature pages hereof (or at such other address for a party as shall be specified by like notice).

9.2           Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

9.3           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party’s anticipated benefits under this Agreement.

9.4           Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

9.5           Separate Counsel.  Each party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

9.6           Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

9.7           Counterparts and Facsimile Signatures.  This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement.  This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked manually executed document.

9.8           Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by China Carbon and Shareholders.

9.9           Parties In Interest.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.

9.10         Waiver.  No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition.  No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party’s rights, powers and remedies.  All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

9.11         Expenses.  At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the Transaction, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties have executed this Share Exchange Agreement as of the date first written above.

CHINA CARBON:		China Carbon Graphite Group, Inc.
a Nevada corporation

		By:	/s/ Donghai Yu
Donghai Yu
Chief Executive Officer

	Address for Notices:		c/o Xinghe Yongle Carbon Co., Ltd.
787 Xicheng Wai
Chengguantown, Xinghe County
Inner Mongolia, China
Fax:

BVI CO.:		Golden Ivy Limited
a British Virgin Islands Business Company

		By:	/s/ Hua Yu
Hua Yu, Director

	Address for Notices:		P.O. Box 957
Offshore Incorporations Centre
Road Town, Tortola
British Virgin Islands
Fax:

SIGNATURE PAGE OF SHAREHOLDERS

/s/ Rebecca Zhimin Shao
Rebecca Zhimin Shao

(Name of Authorized Representative, if applicable)

(Title of Authorized Representative, if applicable)

Shareholder Address for Notices:

Fax:

Check One:

Shareholder hereby certifies that he/she/it is:
☑	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex A of this Agreement; or
☐
a Non-U.S. Person, that hereby confirms that the representations and warranties in Section 3.4(b) of this Agreement are true and correct as to such Shareholder, and hereby accepts and agrees to comply with the covenants in Section 3.4(b).

SIGNATURE PAGE OF SHAREHOLDERS

/s/ Suling Zhang
Suling Zhang

(Name of Authorized Representative, if applicable)

(Title of Authorized Representative, if applicable)

Shareholder Address for Notices:

Fax:

Check One:

Shareholder hereby certifies that he/she/it is:
☐	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex A of this Agreement; or
☑
a Non-U.S. Person, that hereby confirms that the representations and warranties in Section 3.4(b) of this Agreement are true and correct as to such Shareholder, and hereby accepts and agrees to comply with the covenants in Section 3.4(b).

SIGNATURE PAGE OF SHAREHOLDERS

/s/ Chaoqun Liang
Chaoqun Liang

(Name of Authorized Representative, if applicable)

(Title of Authorized Representative, if applicable)

Shareholder Address for Notices:

Fax:

Check One:

Shareholder hereby certifies that he/she/it is:
☐	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex A of this Agreement; or
☑
a Non-U.S. Person, that hereby confirms that the representations and warranties in Section 3.4(b) of this Agreement are true and correct as to such Shareholder, and hereby accepts and agrees to comply with the covenants in Section 3.4(b).

SIGNATURE PAGE OF SHAREHOLDERS

/s/ Yiming Qiu
Yiming Qiu

(Name of Authorized Representative, if applicable)

(Title of Authorized Representative, if applicable)

Shareholder Address for Notices:

Fax:

Check One:

Shareholder hereby certifies that he/she/it is:
☐	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex A of this Agreement; or
☑
a Non-U.S. Person, that hereby confirms that the representations and warranties in Section 3.4(b) of this Agreement are true and correct as to such Shareholder, and hereby accepts and agrees to comply with the covenants in Section 3.4(b).

/s/ Yating Liu
Yating Liu

(Name of Authorized Representative, if applicable)

(Title of Authorized Representative, if applicable)

Shareholder Address for Notices:

Fax:

Check One:

Shareholder hereby certifies that he/she/it is:
☐	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex A of this Agreement; or
☑
a Non-U.S. Person, that hereby confirms that the representations and warranties in Section 3.4(b) of this Agreement are true and correct as to such Shareholder, and hereby accepts and agrees to comply with the covenants in Section 3.4(b).

SIGNATURE PAGE OF SHAREHOLDERS

/s/ Jinyi Cao
Jinyi Cao

(Name of Authorized Representative, if applicable)

(Title of Authorized Representative, if applicable)

Shareholder Address for Notices:

Fax:

Check One:

Shareholder hereby certifies that he/she/it is:
☐	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex A of this Agreement; or
☑
a Non-U.S. Person, that hereby confirms that the representations and warranties in Section 3.4(b) of this Agreement are true and correct as to such Shareholder, and hereby accepts and agrees to comply with the covenants in Section 3.4(b).

SIGNATURE PAGE OF SHAREHOLDERS

/s/ Qintian Zhuang
Qintian Zhuang

(Name of Authorized Representative, if applicable)

(Title of Authorized Representative, if applicable)

Shareholder Address for Notices:

Fax:

Check One:

Shareholder hereby certifies that he/she/it is:
☐	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex A of this Agreement; or
☑
a Non-U.S. Person, that hereby confirms that the representations and warranties in Section 3.4(b) of this Agreement are true and correct as to such Shareholder, and hereby accepts and agrees to comply with the covenants in Section 3.4(b).

SIGNATURE PAGE OF SHAREHOLDERS

/s/ Wei Wang
Wei Wang

(Name of Authorized Representative, if applicable)

(Title of Authorized Representative, if applicable)

Shareholder Address for Notices:

Fax:

Check One:

Shareholder hereby certifies that he/she/it is:
☐	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex A of this Agreement; or
☑
a Non-U.S. Person, that hereby confirms that the representations and warranties in Section 3.4(b) of this Agreement are true and correct as to such Shareholder, and hereby accepts and agrees to comply with the covenants in Section 3.4(b).

SIGNATURE PAGE OF SHAREHOLDERS

HHM International, Inc.

/s/ Huazhen Ling
(Signature)

Huazhen Ling
(Name of Authorized Representative, if applicable)

Director
(Title of Authorized Representative, if applicable)

Shareholder Address for Notices:

Fax:

Check One:

Shareholder hereby certifies that he/she/it is:
☐	an “Accredited Investor” under Regulation D of the Securities Act (see Section 3.4 and Annex A of this Agreement; or
☑
a Non-U.S. Person, that hereby confirms that the representations and warranties in Section 3.4(b) of this Agreement are true and correct as to such Shareholder, and hereby accepts and agrees to comply with the covenants in Section 3.4(b).

SCHEDULE I
SHAREHOLDERS

Name of Shareholder or his/her designee	Number of BVI Shares held by Shareholder	Number of China Carbon Shares to issue to Shareholder
Rebecca Zhimin Shao	4	40,000
Suling Zhang	90	900,000
Chaoqun Liang	86	860,000
Yiming Qiu	70	700,000
Yating Liu	60	600,000
Jinyi Cao	70	700,000
Qintian Zhuang	70	700,000
Wei Wang	20	200,000
HHM International, Inc.	30	300,000
TOTAL:	500	5,000,000

ANNEX A

ACCREDITED INVESTOR DEFINITION

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the securities.

Category D
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors.

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor“ as defined in Regulation 506(b)(2)(ii) under the Act.

Category H
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.